EXHIBIT 10.2

                            CHANGE IN TERMS AGREEMENT

--------------------- --------------- -------------- ------------ --------------- -------------- ---------- ------------
     PRINCIPAL          LOAN DATE       MATURITY       LOAN NO      CALL/COLL        ACCOUNT      OFFICER    INITIALS
   $19,533,458.94       12-19-2001     01-31-2004       53455         47/400         119284         JB
--------------------- --------------- -------------- ------------ --------------- -------------- ---------- ------------
------------------------------------------------------------------------------------------------------------------------
     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "* * *" has been omitted due to text length limitations.
------------------------------------------------------------------------------------------------------------------------

BORROWER:    HUSKER AG, LLC         LENDER:    STEARNS BANK NATIONAL ASSOCIATION
             (TIN: 47-0836953)                 4191 SO 2ND ST
             PO BOX 10                         PO BOX 7338
             PLAINVIEW, NE 68769               ST CLOUD, MN 56302
================================================================================

PRINCIPAL AMOUNT:  $19,533,458.94              DATE OF AGREEMENT:  JUNE 28, 2003

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE DATED 12-19-2001 IN THE ORIGINAL PRINCIPAL AMOUNT OF $20,000,000.00.

DESCRIPTION OF CHANGE IN TERMS.  EXTEND MATURITY DATE.

PROMISE TO PAY. HUSKER AG, LLC ("Borrower") promises to pay to STEARNS BANK NATIONAL ASSOCIATION ("Lender"), or order, in lawful money of the United States of America, the principal amount of Nineteen Million Five Hundred Thirty-three Thousand Four Hundred Fifyty-eight & 94/100 Dollars ($19,533,458.94), together with interest on the unpaid principal balance from December 1, 2003, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan on demand. Payment in full is due immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in accordance with the following payments schedule: one monthly principal and interest payment of $285,774.29, beginning December 31, 2003, with interest calculated on the unpaid principal balances at an interest rate based on the WALL STREET JOURNAL PRIME RATE (currently 4.000%), plus a margin of 1.250 percentage points, resulting in an initial interest rate of 5.250%; and one principal and interest payment of $19,420,545.45 on January 31, 2004, with interest calculated on the unpaid principal balances at an interest rate based on the WALL STREET JOURNAL PRIME RATE 9currently 4.000%), plus a margin of 1.250 percentage points, resulting in an initial interest rate of 5.250%. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Agreement. unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any unpaid collection costs. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the WALL STREET JOURNAL PRIME RATE (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. The index currently is 4.000% per annum. The interest rate or rates to be applied to the unpaid principal balance of the Note will be the rate or rates set forth herein in the "Payment" section. Notwithstanding any other provision of this Agreement, after the first payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. NOTICE: Under no circumstances will the interest on the Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT PENALTY. Upon prepayment of this Agreement, Lender is entitled to the following prepayment penalty: THIS NOTE MAY NOT BE PREPAID, EITHER IN WHOLE OR IN PART, EXCEPT AS PROVIDED HEREIN. EFFECTIVE DECEMBER 23, 2003 THIS NOTE MAY BE PREPAID AT ANY TIME IN WHOLE OR IN PART UPON 10 DAYS WRITTEN NOTICE TO THE HOLDER HEREOF AND UPON PAYMENT OF A PREPAYMENT PREMIUM IN AN AMOUNT EQUAL TO 3.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING THE CONSTRUCTION PERIOD, 5.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING YEAR ONE FOLLOWING THE CONSTRUCTION PERIOD, 4.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING THE YEAR TWO FOLLOWING THE CONSTRUCTION PERIOD, 3.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING THE YEAR THREE FOLLOWING THE CONSTRUCTION PERIOD, 2.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING YEAR FOUR FOLLOWING THE CONSTRUCTION PERIOD, AND 1.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING YEAR FIVE FOLLOWING THE CONSTRUCTION PERIOD. ALL PREPAYMENTS SHALL, AT THE OPTION OF THE HOLDER HEREOF, FIRST BE APPLIED TO ACCRUED INTEREST AND THE REMAINDER THEREOF TO PRINCIPAL. NOT WITHSTANDING ANY SUCH PREPAYMENT(S),

                            CHANGE IN TERMS AGREEMENT
LOAN NO. 53455                    (CONTINUED)                             PAGE 2

================================================================================

UNTIL THE PRINCIPAL AMOUNT OF THIS NOTE AND ALL INTEREST THEREON IS PAID IN FULL, THE MAKER HEREOF SHALL CONTINUE TO MAKE INSTALLMENT PAYMENTS OF P;RINCIPAL AND INTEREST IN THE AMOUNTS AND AT THE TIMES PROVIDED HEREIN. Except for the foregoing, Borrower may pay all or a p;ortion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and ?Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: STEARNS BANK NATIONAL ASSOCIATION, 4191 SO 2ND ST, ST. CLOUD, MN 56302-7338.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Agreement will bear interest from the date of acceleration or maturity at the variable interest rate on this Agreement. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

      PAYMENT DEFAULT. Borrower fails to make any payment when due under the indebtedness.

      OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      DEFAULT IN FAVOR OF THIRD PARTIES. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to perform Borrower's obligations under this Agreement or any of the related Documents.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      DEATH OR INSOLVENCY. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender. In its sole discretion, as being an adequate reserve or bond for the dispute.

      EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

      ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment of performance of the indebtedness is impaired.

      INSECURITY. Lender in good faith believes itself insecure.

      CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default:
      (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which

USKER AG, LLC
      Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction) and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Minnesota. This Agreement has been accepted by Lender in the State of Minnesota.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Agreement is secured by COLLATERAL AS DESCRIBED IN THE FOLLOWING DOCUMENTS: DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT FROM BORROWER TO LENDER DATED 12-19-01.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligations(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s) including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension modification or release, but also to all such subsequent actions.

LATE CHARGE. SHOULD BORROWER FAIL TO PAY ANY PAYMENT REQUIRED DURING THE TERM OF THIS LOAN, OR TO PAY THE INDEBTEDNESS UPON THE MATURITY OF THIS LOAN, AND SHOULD ANY SUCH AMOUNT REMAIN UNPAID FOR A PERIOD OF TEN (10) DAYS FOLLOWING ITS DUE DATE, THEN BORROWER AGREES AND COVENANTS TO PAY TO LENDER A LATE CHARGE IN THE AMOUNT OF FIVE PERCENT (5%) OF ANY SUCH AMOUNT, INCLUDING THE AMOUNT DUE AND PAYABLE AT MATURITY.

ADDITIONAL COVENANTS.

A) NO DISTRIBUTIONS WITHOUT PRIOR LENDER APPROVAL AND ISSUANCE OF THE USDA LOAN NOTE GUARANTEE.

B) MINIMUM 40% BALANCE SHEET TANGIBLE NET WORTH MUST BE MAINTAINED


C) DEBT SERVICE COVERAGE RATIO OF AT LEAST 1.20x AFTER DISTRIBUTIONS.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the indebtedness.

MISCELLANEOUS PROVISIONS. This Agreement is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Agreement on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement,

                            CHANGE IN TERMS AGREEMENT
LOAN NO. 53455                    (CONTINUED)                             PAGE 4

================================================================================

and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fall to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

SECTION DISCLOSURE. This loan is made under Minnesota Statutes, Section 47.59.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.


BORROWER:



HUSKER AG, LLC



BY:                                       BY:
    --------------------------                --------------------------
    GARY KUESTER, CHAIRMAN OF                 JACK FRAHM, SECRETARY OF
    HUSKER AG, LLC                            HUSKER AG, LLC


BY:                           (SEAL)   BY:                              (SEAL)
    --------------------------                --------------------------
    SCOTT CARPENTER, VICE                     CORY FURSTENAU, TREASURER OF
    CHAIRMAN OF HUSKER AG, LLC                HUSKER AG, LLC

WHEN RECORDED MAIL TO:
      STEARNS BANK NATIONAL ASSOCIATION
      4191 SO 2ND ST
      PO BOX 7338
      ST CLOUD, MN  56302                                FOR RECORDER'S USE ONLY
--------------------------------------------------------------------------------

                          MODIFICATION OF DEED OF TRUST

THIS MODIFICATION OF DEED OF TRUST DATED DECEMBER 23, 2003, IS MADE AND EXECUTED BETWEEN HUSKER AG, LLC, F/K/A HUSKER AG PROCESSING, LLC, A NEBRASKA LIMITED LIABILITY COMPANY WHOSE ADDRESS IS PO BOX 10, PLAINVIEW, NE 68769 ("TRUSTOR") AND STEARNS BANK NATIONAL ASSOCIATION, 4191 SO 2ND ST, PO BOX 7338, ST CLOUD, MN 56302 ("LENDER").

DEED OF TRUST. Lender and Trustor have entered into a Deed of Trust dated December 19, 2001 (the "Deed of Trust") which has been recorded in PIERCE County, State of Nebraska, as follows:

      RECORDED DECEMBER 26, 2001, IN BOOK 137 OF MORTGAGES, PAGE 316, IN PIERCE COUNTY, NEBRASKA.

REAL PROPERTY DESCRIPTION. The Deed of Trust covers the following described real property located in PIERCE County, State of Nebraska:

      See EXHIBIT "A" which is attached to this Modification and made a part of this Modification as if fully set forth herein.

The Real Property or its address is commonly known as HIGHWAY 20 EAST, PLAINVIEW, NE 68769. The Real Property tax identification number is 700023625.

MODIFICATION. ender and Trustor hereby modify the Deed of Trust as follows:

      EXTEND MATURITY DATE TO SEPTEMBER 31, 2004.

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Deed of Trust shall remain unchanged and in full force and effect. Consent by Lender to this Modification does not waive Lender's right to require strict performance of the Deed of Trust as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Deed of Trust (the "Note"). It is the intention of Lender to retain as liable all parties to the Deed of Trust and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Deed of Trust does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF DEED OF TRUST AND TRUSTOR AGREES TO ITS TERMS. THIS MODIFICATION OF DEED OF TRUST IS DATED DECEMBER 23, 2003.

TRUSTOR:


HUSKER AG, LLC


BY:
     ------------------------------------------------
     GARY KUESTER, CHAIRMAN OF HUSKER AG, LLC

BY:
     ------------------------------------------------
     JACK FRAHM, SECRETARY OF HUSKER AG, LLC

BY:
     ------------------------------------------------
     SCOTT CARPENTER, VICE CHAIRMAN OF HUSKER AG, LLC

BY:
     ------------------------------------------------
     CORY FURSTENAU, TREASURER OF HUSKER AG, LLC


LENDER:


X
     ------------------------------------------------
     AUTHORIZED OFFICER



--------------------------------------------------------------------------------
                    LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF                                     )
         -----------------------------------
                                             ) SS
COUNTY OF                                    )
          ----------------------------------

ON THIS ________ DAY OF  __________________,  20____, BEFORE ME, THE UNDERSIGNED
NOTARY PUBLIC, PERSONALLY APPEARED GARY KUESTER, CHAIRMAN; JACK FRAHM, SECRETARY; SCOTT CARPENTER, VICE CHAIRMAN; CORY FURSTENAU, TREASURER; OF HUSKER AG, LLC, AND KNOWN TO ME TO BE PARTNERS OR DESIGNATED AGENTS OF THE LIMITED LIABILITY COMPANY THAT EXECUTED THE MODIFICATION OF DEED OF TRUST AND ACKNOWLEDGED THE MODIFICATION TO BE THE FREE AND VOLUNTARY ACT AND DEED OF THE LIMITED LIABILITY COMPANY, BY AUTHORITY OF STATUTE, ITS ARTICLES OF ORGANIZATION OR ITS OPERATING AGREEMENT, FOR THE USES AND PURPOSES THEREIN MENTIONED, AND ON OATH STATED THAT THEY ARE AUTHORIZED TO EXECUTE THIS MODIFICATION AND IN FACT EXECUTED THE MODIFICATION ON BEHALF OF THE LIMITED LIABILITY COMPANY.

                     BY
                        --------------------------------------------------------

                     NOTARY PUBLIC IN AND FOR THE STATE OF
                                                           ---------------------

                     RESIDING AT
                                 -----------------------------------------------

                     MY COMMISSION EXPIRES
                                           -------------------------------------

                          MODIFICATION OF DEED OF TRUST
LOAN NO: 53455                    (CONTINUED)                             PAGE 3

                              LENDER ACKNOWLEDGMENT
--------------------------------------------------------------------------------

STATE OF                                     )
         -----------------------------------
                                             ) SS
COUNTY OF                                    )
          ----------------------------------

ON THIS ________ DAY OF  __________________,  20____, BEFORE ME, THE UNDERSIGNED
NOTARY PUBLIC, PERSONALLY APPEARED __________________________, AND KNOWN TO ME TO BE THE __________________________________ AUTHORIZED AGENT FOR THE LENDER THAT EXECUTED THE WITHIN AND FOREGOING INSTRUMENT AND ACKNOWLEDGED SAID INSTRUMENT TO BE THE FREE AND VOLUNTARY ACT AND DEED OF THE SAID LENDER, DULY AUTHORIZED BY THE LENDER THROUGH ITS BOARD OF DIRECTORS OR OTHERWISE, FOR THE USES AND PURPOSES THEREIN MENTIONED, AND ON OATH STATED THAT HE OR SHE IS AUTHORIZED TO EXECUTE THIS SAID INSTRUMENT AND THAT THE SEAL AFFIXED IS THE CORPORATE SEAL OF SAID LENDER.

                     BY
                        --------------------------------------------------------

                     NOTARY PUBLIC IN AND FOR THE STATE OF
                                                           ---------------------

                     RESIDING AT
                                 -----------------------------------------------

                     MY COMMISSION EXPIRES
                                           -------------------------------------

                     DISBURSEMENT REQUEST AND AUTHORIZATION

--------------------- --------------- -------------- ------------ --------------- -------------- ---------- ------------
     PRINCIPAL          LOAN DATE       MATURITY       LOAN NO      CALL/COLL        ACCOUNT      OFFICER    INITIALS
   $19,533,458.94       12-19-2001     01-31-2004       53455         47/400         119284         JB
--------------------- --------------- -------------- ------------ --------------- -------------- ---------- ------------
------------------------------------------------------------------------------------------------------------------------
     References  in the shaded  area are for  Lender's  use only and do not limit the applicability  of this document to any  particular  loan or item. Any item above containing "* * *" has been omitted due to text length limitations.
------------------------------------------------------------------------------------------------------------------------

BORROWER:    HUSKER AG, LLC         LENDER:    STEARNS BANK NATIONAL ASSOCIATION
             (TIN: 47-0836953)                 4191 SO 2ND ST
             PO BOX 10                         PO BOX 7338
             PLAINVIEW, NE 68769               ST CLOUD, MN 56302
================================================================================

LOAN TYPE. This is a Variable Rate Nondisclosable Draw Down Line of Credit Loan to a Limited Liability Company for $19,533,458.94 due on January 31, 2004. The reference rate (based on WALL STREET JOURNAL PRIME RATE) is added to the margin of 1.250%, resulting in an initial rate of 5.250. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

         |_| Maintenance of Borrower's Primary Residence.

         |_| Personal, Family or Household Purposes or Personal Investment.

         |_| Agricultural Purposes.

         |X| Business Purposes.

SPECIFIC PURPOSE. The specific purpose of this loan is: CONSTRUCT A 20 MGY CAPACITY ETHANOL PLANT IN PLAINVIEW NE.

FLOOD INSURANCE. As reflected on Flood Map No. 310466 0025B dated 06-04-1987, for the community of PIERCE COUNTY, some of the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance is required by law for this loan.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been saisfied. Please disburse the loan proceeds of $19,533,458.94 as follows:

             OTHER DISBURSEMENTS:                            $19,533,458.94
               $19,533,458.94 EXTEND NOTE #53455
                                                          -----------------

             NOTE PRINCIPAL:                                 $19,533,458.94


CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

             PREPAID FINANCE CHARGES PAID IN CASH:                    $0.00

             OTHER CHARGES PAID IN CASH:                             $20.50
               $20.50 FILING / RECORDING FEES
                                                          -----------------
             TOTAL CHARGES PAID IN CASH:                             $20.50


FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED DECEMBER 23, 2003.


BORROWER:

HUSKER AG, LLC


BY:                           (SEAL)      BY:                           (SEAL)
    --------------------------                --------------------------
    GARY KUESTER, CHAIRMAN OF                 JACK FRAHM, SECRETARY OF
    HUSKER AG, LLC                            HUSKER AG, LLC


BY:                           (SEAL)   BY:                              (SEAL)
    --------------------------                --------------------------
    SCOTT CARPENTER, VICE                     CORY FURSTENAU, TREASURER OF
    CHAIRMAN OF HUSKER AG, LLC                HUSKER AG, LLC